TRANSPARENT VALUE TRUST

SUPPLEMENT DATED AUGUST 6, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED JANUARY 28, 2015, AS SUPPLEMENTED JULY 1, 2015

Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, Transparent Value Directional Allocation Fund, Transparent Value Small-Cap Fund and Transparent Value SMID-Cap Directional Allocation Fund (the “Funds”), each a series of Transparent Value Trust.

Effective July 31, 2015, Julian Koski ceased serving as a Portfolio Manager of the Funds. Accordingly, effective immediately, all references to Julian Koski in the SAI are hereby deleted. Scott Hammond, Armen Arus and Gennadiy Khayutin will remain as the Portfolio Managers of the Funds.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.